UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2024
Federal Home Loan Bank of Topeka
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(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 13, 2024, the Federal Housing Finance Agency (“FHFA”) informed Federal Home Loan Bank of Topeka (“FHLBank”) of its non-objection to FHLBank’s Executive Defined Contribution Retirement Plan (“EDCRP”) adopted by the Board of Directors of FHLBank (“Board”) on October 25, 2024, and effective January 1, 2025.
The ERDCP is an unfunded deferred compensation plan that is primarily intended to support FHLBank’s attraction and retention of senior executive level talent by ensuring a competitive total rewards package. Pursuant to the EDCRP, FHLBank will credit to each Participant’s Account a nonelective contribution equal to the applicable percentage of the Participant’s Compensation for the Plan Year or portion thereof in accordance with the following table:

Eligible Employee Level	Achievement Level
	Threshold (% of Compensation)	Target (% of Compensation)	Optimum (% of Compensation)
SVP/EVP	5%	10%	15%
President	7.5%	15%	22.5%
The annual EDCRP contribution will be calculated based on the Achievement Level attained as determined by FHLBank’s Compensation committee in its discretion.
Participants will vest in the balance of their Account based on their attained age as set forth in the following table:

Age Attained	Vested Percentage
65 years	100%
63 years	75%
60 years	50%
< 60 years	0%

Notwithstanding the vesting provisions in the foregoing table, a Participant will be 100% vested in the balance of their account (i) if the Participant’s Period of Service when added to the Participant’s age equals or exceeds 70, or (ii) upon the occurrence of a Change in Control as defined in FHLBank’s Change in Control Plan.
The foregoing summary of the ERDCP is qualified in its entirety by reference to the ERDCP attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	10.1 Executive Defined Contribution Retirement Plan, effective January 1, 2025
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

12/19/2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Mission Officer / Chief Legal Officer